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                                                          Exhibit 99.2


                   CERTIFICATION OF PERIODIC REPORT
                   --------------------------------

I, Michael O'Reilly, a Vice Chairman and the Chief Financial Officer of The Chubb Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities
      Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  May 15, 2003
                                            /s/ Michael O'Reilly
                                            ________________________
                                            Michael O'Reilly
                                            Vice Chairman and
                                            Chief Financial Officer




The foregoing certification is being furnished solely pursuant to 18 U.S.C. 1350 and is not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.